UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2016

IXIA
(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California		91302
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 818.871.1800
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 23, 2016, Ixia (the “Company”) issued a press release announcing its financial results for the fiscal fourth quarter and year ended December 31, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).
The information in this Item 2.02 and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

Item 7.01 Regulation FD Disclosure.

The press release issued by the Company on February 23, 2016 also announced that the Company’s Board of Directors has approved a share repurchase program under which the Company may over the next 12 months acquire up to $25 million of its Common Stock. Under the repurchase program, the Company may, from time to time and subject to general business and market conditions, alternative investment opportunities, and other factors, repurchase shares of the Company’s Common Stock in open market purchases, in privately negotiated transactions, and/or through other means, including pursuant to trading plans intended to comply with Rule 10b5-1 under the Exchange Act. The repurchase program may be suspended or discontinued at any time in the Company’s discretion. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01 and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act.

Forward-Looking Statements

This Item 7.01 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company’s share repurchase program. In some cases, such forward-looking statements can be identified by words such as may, will, should, could, would, expect, plan, anticipate, believe, estimate, project, predict, potential, or the like. These statements reflect the current views, intent, belief, and expectations of the Company’s management with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties, as well as other factors, may cause future results, events, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause the actual results to differ materially from those expressed or implied in such forward-looking statements include, among others, any decision by the Company to delay, suspend, or discontinue the share repurchase program, the market price of the Company’s Common Stock prevailing from time to time, the availability of funding for share repurchases, the availability and nature of alternative investment opportunities presented to the Company, and changes in general business and market conditions. The factors that may cause future results to differ materially from the Company’s current expectations also include, without limitation, the risks identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and in its other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
The following Exhibit 99.1 is furnished as a part of this Form 8-K:
Exhibit No.    Description
99.1    Press Release dated February 23, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia

Dated:	February 23, 2016	By:	/s/ Brent Novak
Brent Novak
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description
99.1    Press Release dated February 23, 2016